UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM  8-K

CURRENT  REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	October 22, 2007

Microfield Group, Inc.
(Exact name of registrant as specified in its charter

Oregon	000-26226	93-0935149
(State or other jurisdiction	Commission file number	(IRS Employer
of incorporation)		Identification No.)

111 SW Columbia, Suite 480, Portland, OR	97201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(503) 419-3580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On October 22, 2007, Microfield Group, Inc. (“Microfield”) entered into a Letter of Intent with the management of its wholly owned subsidiary, Christenson Electric, Inc. (“CEI”), to sell all of the capital stock of CEI.

Microfield’s Board of Directors has appointed a special committee of independent directors (the “Special Committee”) to determine if the proposed sale to management is in the best interests of Microfield and its shareholders.  The Special Committee has engaged Roth Capital Partners, LLC to assist in its evaluation of the fairness of the proposed terms of the sale to management and to identify other prospective buyers of CEI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2007.
Microfield Group, Inc.

/s/ Rodney M. Boucher
Rodney M. Boucher
Chief Executive Officer